WCM Quality Dividend Growth Fund

Investor Class Shares – WQDGX

Institutional Class Shares – WCMYX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated May 1, 2025, to the currently effective

Prospectus, Statement of Additional Information (“SAI”) and

Summary Prospectus.

The Board of Trustees of the Trust has approved a Plan of Liquidation for the WCM Quality Dividend Growth Fund (the “Fund”). The Plan of Liquidation authorizes the termination, liquidation and dissolution of the Fund. In order to perform such liquidation, effective immediately the Fund is closed to all new investment.

The Fund will be liquidated on or about May 16, 2025 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved. Any liquidation proceeds paid to a shareholder should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on the shareholder’s tax basis. Shareholders (including but not limited to shareholders holding shares through tax-deferred accounts) should contact their tax advisers to discuss the income tax consequences of the liquidation. Under certain circumstances, liquidation proceeds may be subject to withholding taxes.

In anticipation of the liquidation of the Fund, WCM Investment Management, LLC, the Fund’s investment advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Fund at 1-888-988-9801 if you have any questions or need assistance.

Please file this Supplement with your records.